UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 7, 2005

VISTULA COMMUNICATIONS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50758	20-0734966
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

405 Park Avenue, Suite 801, New York, NY		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 317-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                             Changes in Registrant’s Certifying Accountant.

On December 7, 2005, Vitale, Caturano & Company Ltd. resigned as our independent registered public accounting firm.  The reports of Vitale, Caturano & Company Ltd. on our consolidated financial statements for the fiscal years ended December 31, 2003 and December 31, 2004 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, as disclosed in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, Vitale, Caturano & Company Ltd. advised us in connection with the completion of their audit for the fiscal year ended December 31, 2004 that they had identified certain matters involving the operation of our internal controls that they considered to be a material weakness. These matters and our response to these matters are described in “Item 8A. Controls and Procedures” in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

During the fiscal years ended December 31, 2003 and 2004, and during the interim period ended December 7, 2005, there were no disagreements with Vitale, Caturano & Company Ltd. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of Vitale, Caturano & Company Ltd., would have caused it to make reference thereto in its reports regarding our consolidated financial statements for such years.

On December 7, 2005, we engaged PKF, Certified Public Accountants, A Professional Corporation, as our independent registered public accounting firm. During the fiscal years ended December 31, 2003 and December 31, 2004 and the subsequent interim period through December 7, 2005, we did not consult with PKF, Certified Public Accountants, A Professional Corporation, regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on our consolidated financial statements, or any matter that was the subject of a disagreement with Vitale, Caturano & Company Ltd. or a reportable event as defined in applicable SEC rules.

We requested that Vitale, Caturano & Company Ltd. furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree.  A copy of such letter, dated December 12, 2005, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01                                             Financial Statements And Exhibits

(c) Exhibits

Number	Title

16.1	Letter of Vitale, Caturano & Company Ltd. regarding change in certifying accountant, dated December 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTULA COMMUNICATIONS SERVICES, INC.

Dated: December 12, 2005	By:	/s/ George R. Vaughn
George R. Vaughn
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of Vitale, Caturano & Company Ltd. regarding change in certifying accountant, dated December 12, 2005.